UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.       )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

PDC ENERGY, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! PDC ENERGY, INC. 2021 Annual Meeting Vote by May 25, 2021 11:59 PM ET or at the meeting PDC ENERGY, INC. C/0 BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC. P O BOX 1342 BRENTWOOD, NY 11717 D51253-P51110 You invested in PDC ENERGY, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 26, 2021. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 12, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 26, 2021 8:00 AM, MDT Virtually at: www.virtualshareholdermeeting.com/PDCE2021 *Please check the meeting materials for any special requirements for meeting attendance. V1 For complete information and to vote, visit www.ProxyVote.com Control #

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. The proxy materials are available to you on the internet. You may view these materials online at www.proxyvote.com. We encourage you to access and review all the important information contained in the proxy materials before voting. Board Recommends Voting Items D51254-P51110 Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. 1. Elect seven directors nominated by the Board, each for a term of one year. Nominees: 01) Barton R. Brookman05) Lynn A. Peterson 02) Mark E. Ellis06) Carlos A. Sabater 03) Paul J. Korus07) Diana L. Sands 04) David C. Parke For 2. To approve, on an advisory basis, the compensation of the Company’s named executive officers. For 3. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. For NOTE: To transact any other business that may properly come before the meeting or any postponements or adjournments thereof. Our board has fixed the close of business on March 30, 2021 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. A list of these stockholders will be open for examination by any stockholder for any purpose germane to the Annual Meeting for a period of 10 days prior to the Annual Meeting at our principal executive offices at 1775 Sherman Street, Suite 3000, Denver, CO 80203, and electronically during the Annual Meeting at www.virtualshareholdermeeting.com/PDCE2021 when you enter your control number.